Exhibit 99.1

Anna Manning is President and Chief Executive Officer of Reinsurance Group of America, Incorporated (RGA). She assumed the role of CEO on January 1, 2017, and of President in December 2015. Anna is also a member of RGA’s Board of Directors. She first joined RGA in 2007. From 2008 until 2011, she served as Executive Vice President and Chief Operating Officer for RGA’s International Division. In 2011, she was named Executive Vice President and Head of U.S. Markets and later assumed responsibility for RGA’s Mexican and Latin American markets as well. In 2014, Anna was named Senior Executive Vice President, Global Structured Solutions, with responsibilities for leading RGA’s transactional businesses. Anna has more than three decades of leadership experience in the insurance industry. Before coming to RGA, Anna spent nearly two decades with the Toronto office of Towers Perrin’s Tillinghast insurance consulting practice, where she provided consulting services to the insurance industry in mergers and acquisitions, value-added performance measurement, product development, and financial reporting. Anna is Chair of the Longer Life Foundation, a not-for-profit collaboration between RGA and Washington University School of Medicine in St. Louis that supports and funds groundbreaking research on longevity and wellness. In June 2020, she was elected to the Board of Directors of the Geneva Association, a leading international think tank of the insurance industry. She is also a member of the Board of Trustees at Washington University and the BJC HealthCare Board of Directors, and she is a member of Greater St. Louis, Inc., an organization that brings together business and civic leaders to create jobs, expand inclusive economic growth, and improve St. Louis’ global competitiveness. Anna is a Fellow of the Society of Actuaries (FSA) and of the Canadian Institute of Actuaries (FCIA). She received a Bachelor of Science (B.Sc.) degree in Actuarial Science from the University of Toronto. Jonathan Porter is Executive Vice President and Global Chief Risk Officer for Reinsurance Group of America, Incorporated (RGA), a role that incorporates both management of RGA’s global enterprise risk management and corporate pricing oversight. He has deep insights into RGA’s global business, having previously served as Chief Pricing Actuary of International Markets, and more recently as Senior Vice President, Global Analytics and In-Force Management, which he continues to lead. He is also a member of RGA’s Executive Committee. Before joining RGA in 2008, Jonathan worked for Manulife Financial for almost 15 years, where his last position was Chief Financial Officer, U.S. Life Insurance. Jonathan received a Bachelor of Mathematics degree from the University of Waterloo. He is a Fellow of the Society of Actuaries (FSA) and of the Canadian Institute of Actuaries (FCIA). INVESTOR DAY 2021 Anna Manning FSA, FCIA President and Chief Executive Officer RGA Jonathan Porter FSA, FCIA Executive Vice President, Global Chief Risk Officer RGA

Tony Cheng FIAA Executive Vice President, Head of Asia, Australia, and EMEA RGA Lawrence (Larry) S. Carson is Executive Vice President of the Global Financial Solutions (GFS) unit of Reinsurance Group of America, Incorporated (RGA). GFS is responsible for RGA’s asset-intensive, longevity, and capital solutions businesses, collaborating worldwide to support client capital needs with customized reinsurance solutions. Larry is a member of RGA’s Executive Committee. Most recently, Larry was Executive Vice President and Chief Actuary of GFS, where he oversaw all aspects of pricing and risk management. Before joining RGA in 1999, he was with the actuarial firm of Milliman and Robertson (now Milliman Inc.), where he worked on demutualizations, mergers and acquisitions valuations, and market conduct class-action settlements. Previously, he was with Equitable Life Assurance Society, where he held several actuarial positions. Larry received a Bachelor of Arts (A.B.) degree in mathematics with honors from Harvard University. He is a Fellow of the Society of Actuaries (FSA). He has served in various roles with the Society of Actuaries Reinsurance Section Council, was a member of the Academy’s Life Reinsurance Work Group and has spoken at numerous industry meetings. INVESTOR DAY 2021 Tony Cheng, Executive Vice President, Head of Asia, Australia, and EMEA for RGA Reinsurance Company (RGA), leads and provides executive oversight for RGA Asia, Australia, and EMEA operations. He is a member of RGA’s Executive Committee. Tony, who joined RGA in 1997, has nearly a quarter-century of life insurance industry experience. He joined RGA in 1997 as Chief Actuary of Malaysian Life Reinsurance Group Berhad, RGA’s joint venture with the Life Insurance Association of Malaysia. He moved to RGA’s headquarters in St. Louis, Missouri, in 1999, and then relocated to Hong Kong in 2002. In 2004, Tony was named Chief Executive Officer of the Hong Kong office, responsible for all business activity in Hong Kong and Southeast Asia, and in 2011, was appointed Senior Vice President, Asia, an expanded role incorporating overall management of RGA Asia. Tony received a Bachelor of Economics (B.Ec.) degree from Macquarie University in Sydney, Australia, and an M.B.A. from Washington University in St. Louis’s John M. Olin School of Business. He became a Fellow of the Institute of Actuaries of Australia (FIAA) in 1997. An active participant in the Actuarial Society of Hong Kong, Tony was elected its President in 2008 and served as a council member of the Society from 2005 to 2015. He has also served as Chair of its Experience and Life Committees. Lawrence S. Carson FSA Executive Vice President, Global Financial Solutions RGA

Todd C. Larson is Senior Executive Vice President and Chief Financial Officer of Reinsurance Group of America, Incorporated (RGA). Named to this post in May 2016, he is responsible for RGA’s financial and capital management as well as for its financial reporting functions. These functions include: oversight of enterprise financial management and controls; capital market issuances by the company; development and submission of all filings required by the Securities and Exchange Commission and other regulatory bodies; and communication of corporate and financial information to the rating and investment communities. He is a member of RGA’s Executive Committee. Previously, Todd was Executive Vice President, Chief Risk Officer of RGA, a role that incorporated management of RGA’s global enterprise risk and corporate pricing oversight. Prior to that, he was Executive Vice President, Corporate Finance and Treasurer, responsible for coordinating external reporting, management of financial reporting for RGA’s various operating segments and subsidiaries, and RGA’s capital management and treasury functions. Todd joined RGA in 1995 as Vice President and Controller. Previously, he was Assistant Controller for Northwestern Mutual Life Insurance Company. He started his career with KPMG Peat Marwick LLP in Chicago, where he was a senior manager in the audit practice. Todd received his Bachelor of Science (B.S.) degree in accountancy from Northern Illinois University. He is a board member of the SSM Health Hospice and Home Health Foundation, St. Louis, Missouri. INVESTOR DAY 2021 Ron Herrmann is Executive Vice President, Head of U.S. and Latin American Markets for RGA Reinsurance Company (RGA). He oversees U.S. Mortality Markets, U.S. Individual Health, U.S. Group Reinsurance, and RGA Latin America. He is also a member of the RGA Executive Committee. Ron’s extensive insurance industry career includes more than 20 years of senior-level experience at major life and multi-line insurance companies. Most recently, he served as Head of Individual Life and Employee Benefits at Equitable and was also a member of the company’s Operating Committee. He brings to RGA extensive corporate transactional experience. Over the course of his career, Ron has served in strategic roles in mergers, spin-offs, and acquisitions with both the acquiring and acquired entities. In addition, Ron has held senior sales and sales management roles for three large national and international insurance companies. Ron graduated from Penn State University with a Bachelor of Science (B.S.) degree in finance. He is a Certified Financial PlannerTM, a member of the American Council of Life Insurers, sitting on the CEO Steering Committees for Consumer Issues, Prudential Issues, Taxation, and its Reinsurance Executive Council. He is also active with LIMRA and FINSECA. Ron Herrmann Executive Vice President, Head of U.S. and Latin American Markets RGA Todd C. Larson Senior Executive Vice President and Chief Financial Officer RGA

J. Jeffrey (Jeff) Hopson is Senior Vice President, Investor Relations of Reinsurance Group of America, Incorporated (RGA). He is responsible for managing RGA’s financial communications with the investment community. Jeff, who came to RGA in September 2013, has several decades of experience in the field of investment analysis, following a wide range of life and property casualty insurance and asset management firms. A ten-time All-Star Analyst in The Wall Street Journal’s annual Best of the Street poll, Jeff is also a member of the Journal’s Analysts Hall of Fame. Prior to joining RGA, Jeff was a Managing Director and Senior Analyst with the St. Louis-based brokerage and investment firm of Stifel, Nicolaus & Company. Previously, he served in a variety of roles with the St. Louis-based regional brokerage firm of A.G. Edwards & Sons, Inc., culminating as Vice President, Senior Analyst and Group Leader, Financial Services. Jeff’s Bachelor of Arts (B.A.) and M.B.A. degrees in Finance are from Saint Louis University. He is a Chartered Financial Analyst (CFA). INVESTOR DAY 2021 J. Jeffrey Hopson CFA Senior Vice President, Investor Relations RGA

WELCOME Jeff Hopson Senior Vice President, Investor Relations

Safe Harbor INVESTOR DAY 2021 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, among others, statements relating to projections of the future operations, strategies, earnings, revenues, income or loss, ratios, financial performance and growth potential of the Company. Forward-looking statements often contain words and phrases such as “intend,” “expect,” “project,” “estimate,” “predict,” “anticipate,” “should,” “believe” and other similar expressions. Forward-looking statements are based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Forward-looking statements are not a guarantee of future performance and are subject to risks and uncertainties, some of which cannot be predicted or quantified. Future events and actual results, performance, and achievements could differ materially from those set forth in, contemplated by or underlying the forward-looking statements. The effects of the COVID-19 pandemic and the response thereto on economic conditions, the financial markets and insurance risks, and the resulting effects on the Company’s financial results, liquidity, capital resources, financial metrics, investment portfolio and stock price, could cause actual results and events to differ materially from those expressed or implied by forward-looking statements. Further, any estimates, projections, illustrative scenarios or frameworks used to plan for potential effects of the pandemic are dependent on numerous underlying assumptions and estimates that may not materialize. Additionally, numerous other important factors (whether related to, resulting from or exacerbated by the COVID-19 pandemic or otherwise) could also cause results and events to differ materially from those expressed or implied by forward-looking statements, including, without limitation: (1) adverse changes in mortality, morbidity, lapsation or claims experience, (2) inadequate risk analysis and underwriting, (3) adverse capital and credit market conditions and their impact on the Company’s liquidity, access to capital and cost of capital, (4) changes in the Company’s financial strength and credit ratings and the effect of such changes on the Company’s future results of operations and financial condition, (5) the availability and cost of collateral necessary for regulatory reserves and capital, (6) requirements to post collateral or make payments due to declines in market value of assets subject to the Company’s collateral arrangements, (7) action by regulators who have authority over the Company’s reinsurance operations in the jurisdictions in which it operates, (8) the effect of the Company parent’s status as an insurance holding company and regulatory restrictions on its ability to pay principal of and interest on its debt obligations, (9) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in the Company’s current and planned markets, (10) the impairment of other financial institutions and its effect on the Company’s business, (11) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (12) market or economic conditions that adversely affect the value of the Company’s investment securities or result in the impairment of all or a portion of the value of certain of the Company’s investment securities, that in turn could affect regulatory capital, (13) market or economic conditions that adversely affect the Company’s ability to make timely sales of investment securities, (14) risks inherent in the Company’s risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (15) the fact that the determination of allowances and impairments taken on the Company’s investments is highly subjective, (16) the stability of and actions by governments and economies in the markets in which the Company operates, including ongoing uncertainties regarding the amount of U.S. sovereign debt and the credit ratings thereof, (17) the Company’s dependence on third parties, including those insurance companies and reinsurers to which the Company cedes some reinsurance, third-party investment managers and others, (18) financial performance of the Company’s clients, (19) the threat of natural disasters, catastrophes, terrorist attacks, epidemics or pandemics anywhere in the world where the Company or its clients do business, (20) competitive factors and competitors’ responses to the Company’s initiatives, (21) development and introduction of new products and distribution opportunities, (22) execution of the Company’s entry into new markets, (23) integration of acquired blocks of business and entities, (24) interruption or failure of the Company’s telecommunication, information technology or other operational systems, or the Company’s failure to maintain adequate security to protect the confidentiality or privacy of personal or sensitive data and intellectual property stored on such systems, (25) adverse litigation or arbitration results, (26) the adequacy of reserves, resources and accurate information relating to settlements, awards and terminated and discontinued lines of business, (27) changes in laws, regulations, and accounting standards applicable to the Company or its business, (28) the effects of the Tax Cuts and Jobs Act of 2017 may be different than expected and (29) other risks and uncertainties described in this document and in the Company’s other filings with the Securities and Exchange Commission (“SEC”). Forward-looking statements should be evaluated together with the many risks and uncertainties that affect the Company’s business, including those mentioned in this document and described in the periodic reports the Company files with the SEC. These forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update these forward-looking statements, even though the Company’s situation may change in the future. For a discussion of these risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements, you are advised to see Item 1A – “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as may be supplemented by Item 1A – “Risk Factors” in the Company’s subsequent Quarterly Reports on Form 10-Q.

Use of Non-GAAP Financial Measures INVESTOR DAY 2021 RGA uses a non-GAAP financial measure called adjusted operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that adjusted operating income, on a pre-tax and after‑tax basis, better measures the ongoing profitability and underlying trends of the Company’s continuing operations, primarily because that measure excludes substantially all of the effects of net investment-related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment, and are not necessarily indicative of the performance of the Company’s underlying businesses. Additionally, adjusted operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, tax reform, and other items that management believes are not indicative of the Company’s ongoing operations. The definition of adjusted operating income can vary by company and this measure is not considered a substitute for GAAP net income. RGA uses a second non-GAAP financial measure called adjusted operating revenues as a basis for measuring performance. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives. The definition of adjusted operating revenues can vary by company and this measure is not considered a substitute for GAAP revenues. Additionally, the Company evaluates its stockholders’ equity position excluding the impact of accumulated other comprehensive income (“AOCI”), a non-GAAP financial measure. The Company believes it is important to evaluate its stockholders’ equity position excluding the effect of AOCI because the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, changes in credit spreads on investment securities, and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period. Book value per share before the impact of AOCI is a non-GAAP financial measure that management believes is important in evaluating the balance sheet in order to exclude the effects of unrealized amounts primarily associated with mark-to-market adjustments on investments and foreign currency translation. Adjusted operating earnings per diluted share is a non-GAAP financial measure calculated as adjusted operating income divided by weighted average diluted shares outstanding. Adjusted operating return on equity is a non-GAAP financial measure calculated as adjusted operating income divided by average stockholders’ equity excluding AOCI. Similar to adjusted operating income, management believes these non-GAAP financial measures better reflect the ongoing profitability and underlying trends of the Company’s continuing operations. They also serve as a basis for establishing target levels and awards under RGA’s management incentive programs. Reconciliations of non-GAAP financial measures to the nearest GAAP financial measures are provided in the Appendix at the end of this presentation.

Agenda INVESTOR DAY 2021 Welcome Jeff Hopson, Senior Vice President, Investor Relations Jeff Hopson, Senior Vice President, Investor Relations Introduction and Overview Anna Manning, President and Chief Executive Officer Anna Manning, President and Chief Executive Officer RGA’s View of Risk Jonathan Porter, Executive Vice President and Chief Risk Officer Jonathan Porter, Executive Vice President and Global Chief Risk Officer Business Panel Discussion Larry Carson, Executive Vice President, Global Financial Solutions Tony Cheng, Executive Vice President, Head of Asia, Australia, & EMEA Ron Herrmann, Executive Vice President, Head of U.S. & Latin America Markets Larry Carson, Executive Vice President, Global Financial Solutions Tony Cheng, Executive Vice President, Head of Asia, Australia, & EMEA Ron Herrmann, Executive Vice President, Head of U.S. & Latin America Markets Break Financial Overview Todd Larson, Senior Executive Vice President and Chief Financial Officer Q&A Anna Manning, President and Chief Executive Officer

INTRODUCTION AND OVERVIEW Anna Manning President and Chief Executive Officer

Key Messages INVESTOR DAY 2021 Well-Positioned to Deliver Differentiated and valuable global franchise A leading market position; deep technical expertise Strong culture of collaboration, creativity, and integrity COVID-19 Impacts Proven resilience of our business Reaffirmed valuable role of RGA Highlighted value of insurance products Moving Forward, Driving Value Industry dynamics providing many opportunities Extending capabilities and strategic partnerships to expand reach  Focusing on sustainable, purpose-driven long-term value creation The security of experience The power of innovation

Well-Positioned to Deliver Well-diversified across geographies and products A leader in a highly concentrated global reinsurance industry Exclusively focused on life and health market Well-respected brand reflecting relentless client focus Strong balance sheet and financial strength ratings Empowered local operations supported by global governance Long-standing, trusted client relationships Experienced team and deep bench strength Differentiated and valuable global franchise INVESTOR DAY 2021 INVESTOR DAY 2021 INVESTOR DAY 2021

Delivering material long-term value Strong, Diversified Global Platform INVESTOR DAY 2021 Region1 Product1 1 Percentage of adjusted operating revenue excluding Corporate and Other. 2 Total adjusted operating revenues. Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 1992 $0.4 Billion 2005 $4.6 Billion 2020 $14.6 Billion2 Decades of disciplined geographic and product expansion, resulting in a well-balanced global risk profile Revenue

A Leader in Global Reinsurance Industry Global life and health reinsurance revenues INVESTOR DAY 2021 A leader in a highly concentrated global life and health reinsurance industry, with high barriers to entry for large segments of the business Rank Reinsurer 2020 Revenues $ in millions 1 Swiss Reinsurance Company 15,440 2 Reinsurance Group of America1 14,636 3 Munich Re2 12,032 4 SCOR Global Life Re 9,899 5 Hannover Re 8,982 1 Adjusted operating revenues. Please refer to “Reconciliation of Non-GAAP Measures” in the Appendix. 2 Estimate, excludes Munich Health. Note: Exchange rate conversions are based on currency rates provided by each company in their annual filings. Source: Annual filings for each reinsurer.

Leader on Global BCI for the 10th consecutive year1 A Leading Market Position with Best-in-Class Capabilities INVESTOR DAY 2021 1 NMG Consulting Global Life & Health Reinsurance Study 2020, Business Capability Index (BCI). NMG Consulting, Global Life & Health Reinsurance Study 2020 Business Capability Index – All respondents Indicates competitor position “RGA’s remarkably consistent performance over the past decade has been achieved by ongoing commitment to (and investment in) client relationships and outcomes, spanning regions, client profiles, and industry cycles” Mark Prichard CEO of NMG Consulting “Top-rated for client management” “RGA delivered a leading COVID-19 response, in both reach and quality” “RGA continued its leadership across several innovation factors”

86% employee engagement score in 2021, 9 points above global financial services peers1 27 years average industry experience for executive leadership team 33% of global workforce are in actuarial, underwriting, or medical roles Talent and Expertise Are Differentiators Leaders in underwriting, risk assessment, structuring, and capital solutions Highly collaborative, engaged, and inclusive culture Growth-oriented with innovative mindset Client-centric and trusted partners Strong risk culture, underscoring patience and discipline Long track record of execution High-performing, talented team INVESTOR DAY 2021 1 2021 Mercer Sirota Employee Engagement Study, Financial Services Average.

Financial Impacts of COVID-19 Favorable non-COVID-19 underwriting experience, strong global financial solutions and investment performance Underlying earnings power remained intact and has been increased by new business written and in-force transactions completed in the last two years Business is resilient INVESTOR DAY 2021 Delivered material earnings through last two years Value of platform and diversification proven during pandemic 12.2% CAGR Adjusted Operating EPS1 BVPS ex-AOCI1 12.9% CAGR 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Responding to COVID-19 Applying internal and external expertise to inform ongoing modeling and risk actions Delivering solutions enabling clients to quickly adapt to evolving pandemic environment Sharing risk expertise and thought leadership to deepen client partnerships and further enhance growth opportunities Increasing focus on client engagement and outreach driving solid premium growth and attractive in-force block transactions Response is reaffirming RGA’s value to our clients Taking action to enhance value INVESTOR DAY 2021

Sustainability INVESTOR DAY 2021 Environment Targeting net-zero greenhouse gas emissions in operations1 by 2026 Further embedding ESG criteria in investment process Enhancing transparency though Task Force of Climate-Related Financial Disclosures (TCFD) and social responsibility reporting in 2022 Social Diversity, Equity, and Inclusion hiring and promotion goals established at leadership levels Expanded philanthropic support for COVID-19 relief, other charitable programs, and employee volunteerism Increased funding for longevity and wellness research through the Longer Life Foundation Governance ESG criteria integrated into compensation at all levels Winning “W” Company2 with 38% female representation on the Board of Directors Chair and CEO roles separate; all directors are independent except CEO 1 Scope 1 and 2. 2 Recognized by Women on Boards. We believe ESG is a business priority, supporting our purpose to make financial protection accessible to all 19

Moving Forward Increasing awareness and demand for insurance products Aging populations shifting product needs Growing middle classes requiring insurance products Continuing low interest rates impacting availability and affordability of products Increasing in-force block transactions from industry restructuring actions Accelerating regulatory, solvency, and accounting changes Growing demand for pension risk transfer solutions  Industry dynamics creating many opportunities INVESTOR DAY 2021 INVESTOR DAY 2021 INVESTOR DAY 2021 INVESTOR DAY 2021 20

Capitalizing on opportunities Driving Value INVESTOR DAY 2021 Create Leading with expertise and innovation Combine product development, innovation, and new reinsurance structures to open or expand markets  Leverage underwriting, data, analytics, and digital expertise to grow markets Deliver unique insights to gain competitive advantage and leverage thought leadership to drive growth Broaden and deepen global, regional, and local client relationships to be the preferred reinsurance partner  Foster third-party partnerships to accelerate innovation, capabilities, and access to efficient capital  Strengthen leadership in industry organizations to actively promote and advance industry purpose Prioritize high-growth, capability-driven opportunities that best fit risk appetites Prioritize opportunities that recognize competitive differentiators and value proposition Capitalize on operating model to increase local markets responsiveness and agility Pursue a balanced approach to in-force management, portfolio optimization, and new business generation Foster an engaging and inclusive culture to attract and retain diverse, world-class talent Behave as a responsible global citizen by taking action to address social and environmental issues Partner Succeeding together Accelerate Prioritizing agility, impact and scale Sustain Building for future generations

Looking Ahead Financially strong with a differentiated and diversified global franchise Strong brand, excellent reputation, and leading market positions Client-centric, capability-driven solutions provider Highly talented teams with innovative culture of collaboration and creativity Focused on long-term value creation and re-establishing track record of strong performance INVESTOR DAY 2021 We are disciplined risk experts, with a proven track record of strong performance We have the resources to get through short-term events, and are well-positioned to continue to grow

RGA’S VIEW OF RISK Jonathan Porter Executive Vice President and Global Chief Risk Officer

Key Messages INVESTOR DAY 2021 Strong Risk Management Robust framework and culture Proactive risk management Well-diversified risk profile COVID-19 Impact and Outlook Impacts persisting, remain manageable Short-term uncertainty, long-term optimism Well-Positioned for Opportunities Uncertainty creates need for risk solutions Effectiveness of reinsurance as a risk management tool RGA expertise is a competitive advantage The security of experience The power of innovation

Strong Risk Management Robust framework and culture A strong risk culture underpins everything we do Strong governance practices starting at time of underwriting and pricing Alignment of risk appetites and limits with business strategy Stress testing and qualitative assessments identify emerging strategic and tactical threats Proactive risk management Successfully managed through past risk events while creating long-term value Global franchise and expertise to accept all key biometric and market risks has significant option value Demonstrated discipline to redirect resources when risk / return dynamics are not favorable INVESTOR DAY 2021 INVESTOR DAY 2021

Well-Diversified Risk Profile INVESTOR DAY 2021 Current risk profile a result of steady diversification over past decades Mix of insurance and market and credit risks expected to remain stable over the next five years Biometric risks expected to become more balanced over the next five years, yielding additional diversification benefits 2021 Overall Risk Distribution1 2026 Biometric Risk Distribution4 1 Based on internal capital models including diversification within risk categories as at Q2, 2021. 2 Estimates based on internal capital models including diversification within risk categories projected to 2026. 3 Based on internal capital models before diversification as at Q2, 2021. 4 Estimates based on internal capital models before diversification projected to 2026. All biometric risks expected to grow with higher expectations for longevity 2021 Biometric Risk Distribution3 2026 Overall Risk Distribution2 Growth opportunities across all geographies and product types

COVID-19 Impact INVESTOR DAY 2021 Impact in context Produced $1.3 billion2 of pre-tax income over the course of the pandemic More than $1.5 billion3 of future pre-tax earnings expected from 2020 and 2021 new business Substantial long-term premiums expected to be received relative to pandemic claims COVID-19 impact remains manageable Historical claim costs Insured population mortality remaining lower than general population Majority of $1.8 billion1 global COVID-19 mortality and morbidity impact in the U.S. with other countries varying by quarter based on timing of waves Claim costs modest outside of five primary market impacts 1 COVID-19 attributed claims costs from 2Q20 to 3Q21 inclusive. 2 Consolidated pre-tax income from 2Q20 to 3Q21 inclusive. 3 Estimated present value of future pre-tax earnings from expected organic and transactional new business. 4 Illustrative example using a fixed ratio of claims to premiums and a one-time 25% claim shock in year 1. Pandemic Claims Illustration4

COVID-19 Outlook INVESTOR DAY 2021 Higher short-term uncertainty Increased uncertainty in the short term as the pandemic runs its course, driven by: New variants, including Omicron Vaccination effectiveness and take-up rates Development and deployment of new antiviral therapeutics Actions of governments and society Indirect COVID-19 impacts may affect mortality and morbidity Acceleration of claims from future periods Delayed diagnoses and treatment of medical conditions Economic impacts on disability, deaths of despair Long-term optimism Continue to expect long-term population mortality improvement post-COVID-19 Potential upside from: Application of mRNA vaccine technology and therapeutics to other diseases Lower flu impacts due to better hygiene, other behavioral changes Preparedness of governments and society for future health threats INVESTOR DAY 2021

Well-Positioned for Opportunities Just as we are navigating through COVID-19, so are our clients Heightened future uncertainty and market changes will require risk management solutions COVID-19 has clearly demonstrated the value of reinsurance as a risk management tool Areas of opportunity arising from current environment Digital transformation of underwriting Uncertainty of future mortality trends Client need for solutions to rebalance risks or release capital INVESTOR DAY 2021 RGA has enhanced our strong client relationships over the course of the pandemic through thought leadership and client engagement RGA’s expertise in underwriting, medical, and biometric risk assessment gives us a competitive advantage Innovation and creative problem solving will allow us to adapt and meet changing client and industry needs

BUSINESS PANEL DISCUSSION Larry Carson Executive Vice President, Global Financial Solutions Tony Cheng Executive Vice President, Head of Asia, Australia, & EMEA Ron Herrmann Executive Vice President, Head of U.S. & Latin America Markets

Key Messages INVESTOR DAY 2021 Responding to COVID-19 Enhanced client support Acceleration of digital transformation Increased awareness of need for protection products Business Environment Favorable industry dynamics Accelerating regulatory, solvency, and accounting changes Increasing in-force block transactions from industry restructuring Outlook Opportunities in the market RGA is well-positioned to deliver Driving to success The security of experience The power of innovation

Responding to COVID-19 Enhanced client support Timely, actionable insight  Thought leadership Research Webinars New underwriting guidelines Simplified underwriting processes Strong client support for digital transformation of underwriting Increased demand for RGA’s industry leading Facultative Underwriting support programs Virtual environment offers benefits to client interaction Acceleration of digital transformation Pandemic brought forward digital transformation Increased interest in digital and/or algorithm based underwriting evidence Changes varying underwriting’s protective value are being factored into RGA’s pricing Digital evidence enables e-solutions like AURA to achieve unprecedented straight-through processing rates Rapid pace of change and increased regulatory oversight are driving demand for partnerships INVESTOR DAY 2021 Increased awareness and demand for life and health insurance and reinsurance

Favorable Conditions for Mortality and Morbidity Growth INVESTOR DAY 2021 Industry trends Middle-class growth and wealth creation driving accelerated growth in underpenetrated insurance markets Increasing cession rates due to greater appreciation of strategic benefits of reinsurance Aging populations shifting product needs Well-positioned Innovation key to reaching the middle market and millennials Combining product development capabilities with financial solutions and RGAX innovation provides exclusive opportunities and greater value to clients Local, regional, and global teams and client relationships enable cross-market replication Total mortality and morbidity net premiums

Global Underwriting Leadership INVESTOR DAY 2021 Industry trends Increased demand for digital and automated underwriting solutions, both accelerated by COVID-19  Dynamic risk assessment, including integration of engagement and wellness programs, is gaining traction Increased regulatory activity around insured life data and its usage RGA’s response Developed a broad ecosystem of industry-leading, data-enabled underwriting solutions deployed across key geographies Thought leadership has served as industry benchmark in helping clients navigate COVID-19 and beyond Proactive regulatory approach with engagement at all levels of American Council of Life Insurers (ACLI) and global industry groups RGA’s track record Consistently ranked #1 in underwriting management, innovation, and new initiatives1,2 Assessed record number of cases in U.S. and globally in 2020 through our Facultative and Strategic Underwriting programs Global Underwriting Manual cements its place as an industry leader INVESTOR DAY 2021 1 NMG Consulting Global Life & Health Reinsurance Study 2020, NMG Consulting’s Business Capability Index. 2 Leading in product, technology, digital distribution, consumer behaviors, and data integration for “Innovation and new initiatives” in NMG Consulting’s Global Life & Health Reinsurance Study 2020.

Favorable Conditions for Strong Financial Solutions Growth Industry trends Strong and growing global pension risk transfer opportunities Continued client demand for in-force block de-risking transactions New accounting and solvency frameworks will drive continuing need for innovative capital solutions Well-positioned Comprehensive solution set – expertise on both asset and liability sides of balance sheet History of innovative and first-to-market transactions anticipating regulatory, accounting, and solvency changes Long-term partnership approach, reputation for execution certainty, and strong counterparty GFS Pre-tax Adjusted Operating Income1 by Product Line INVESTOR DAY 2021 GFS Pre-tax Adjusted Operating Income1 by Geography 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix.

Looking Ahead Market opportunities Increased demand for protection products and financial solutions Aging populations shifting product needs Growing demand for pension risk transfer solutions Increasing in-force block transactions from industry restructuring Changes in regulatory, accounting, and solvency frameworks Well-positioned to deliver Differentiated global franchise Wide geographic footprint; strong local, regional, and global teams Client-centric, capability-driven risk solutions provider Thought leadership Underwriting expertise Strong counterparty strength INVESTOR DAY 2021 Leverage creativity and expertise to create innovative products and structures that drive profitable growth Be partner of choice to enhance and scale innovation, capabilities, expertise, and capital Prioritize high-growth, capability-driven opportunities to accelerate scale and impact Strengthen culture, operational performance to sustain and enhance our differentiated position

INVESTOR DAY 2021 BREAK

FINANCIAL OVERVIEW Todd Larson Senior Executive Vice President and Chief Financial Officer

Key Messages INVESTOR DAY 2021 Diversified Global Platform Attractive operating model Well-diversified earnings profile Strong Capital Position Balanced capital management and strong ratings Quality investment portfolio and stable liability profile Long-Term Value Creation Consistent book value growth Positioned for expanding opportunities Attractive Shareholder Returns Strong long-term track record Positive returns throughout the pandemic EPS 5-year target CAGR of 7%-9% and annual ROE of 9%-11% The security of experience The power of innovation

1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2 COVID-19-related impact estimates include mortality and morbidity claims with offsetting impacts from longevity. Tax effected at 24%. Key Financial Metrics INVESTOR DAY 2021 Adjusted operating EPS1 Solid growth over time prior to the pandemic 3Q21 year-to-date estimated COVID-19 impacts2 of $11.40 per diluted share, and full year 2020 impact of $6.80 per diluted share Adjusted operating ROE1 Excluding the effects of COVID-19, producing solid returns when combining RGA’s profit generation and balanced capital management 3Q21 estimated COVID-19 impacts2 of 9.8% on trailing 12-month adjusted operating ROE, and full year 2020 impact of 5.0% AA- S&P A+ AM Best A1 Moody’s 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2 RGA’s insurer financial strength group ratings. Underlying earnings power is intact 12.2% CAGR

Pre-tax adjusted operating income1,2 Global platform provides a diversified source of earnings Value of geographic diversification pronounced during the pandemic Sizeable book of insurance in-force expected to produce significant earnings Strong underlying earnings power excluding the effects of $1.0 billion of COVID-19 impacts3 through 3Q21 YTD 3Q21 YTD pre-tax adjusted operating income1,2, excluding estimated COVID-19 impacts3 Diversified Global Platform INVESTOR DAY 2021 51% U.S. & Latin America 13% Canada 16% EMEA 20% Asia Pacific 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2 Excludes the Corporate and Other segment. 3 COVID-19-related impact estimates include mortality and morbidity claims with offsetting impacts from longevity.

Strong Capital Position INVESTOR DAY 2021 $ in billions Total capital Strong balance sheet with a stable capital mix over time Proven ability to raise capital in a variety of ways Consistent growth in shareholders’ equity ex-AOCI Leverage ratios Consistent leverage ratios within our targeted ranges Leverage ratios maintained as the balance sheet grows 1 Strong operating company ratings2 AA- S&P A+ AM Best A1 Moody’s 1 Please refer to “Reconciliations of Non-GAAP Measures” in the Appendix. 2 RGA’s insurer financial strength group ratings. These ratings have been provided by Moody’s, S&P, and A.M. Best. None of these ratings is a recommendation to buy, sell or hold securities. Each rating may be subject to revision or withdrawal at any time and should be evaluated independently of any other rating.

Balanced Capital Management INVESTOR DAY 2021 Consistent and balanced in deploying capital over time Efficient deployment Strong capital deployment year-to-date consistent with pre-pandemic levels Success over time in deploying capital into in-force blocks Excess capital of $1.0 billion at 3Q21 $ in millions 2017-3Q21 YTD Excess Capital Deployed Balanced approach Priority to deploy capital into organic growth and in-force block transactions Return to shareholders through dividends and share repurchases

Alternative Funding and Capital Sources Capital management strategy has proven effective over time, now looking to further supplement and add to existing toolkit RGA will enhance its use of alternative sources Embedded value and other securitizations Retrocessions Funding agreement backed notes (FABN) Surplus notes Utilization of third-party capital Position RGA for success in its target markets and continue to create long-term value INVESTOR DAY 2021 INVESTOR DAY 2021

Investments Summary Investment performance a strength across income and yield Investment yield and new money rates for non-spread portfolio supported by broad capabilities including private assets Variable investment income driven by limited partnership portfolio performance as well as real estate joint venture realizations Internal private asset platform launched a decade ago Investment portfolio credit performance continues to benefit from diligent selection Our investment strategy balances risk and return to build a portfolio to weather cycles; strong underwriting is foundational Continue to broaden internal investment platform and access to external capacity INVESTOR DAY 2021 INVESTOR DAY 2021

Investment Portfolio Average portfolio credit rating: A 93.4% investment grade CML average LTV 57.6% CLO book value $2.1 billion1, AA average credit quality (88.1% A and above) Diversification and strong underwriting are core to our investment strategy Impairments and credit downgrades tracking well below low end of our stress scenarios INVESTOR DAY 2021 Diversified, high-quality investment portfolio 1 Includes funds withheld. 2 Percentages based on fair market value. The rating agency designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”). 3 As of September 30, 2021. $80.6B $59.3B

Lower liquidity risk, lower disintermediation risk Stable Liability Profile INVESTOR DAY 2021 Lower overall policyholder behavior risk, strong asset-liability management No policyholder behavior risk Locked-in longevity in payout Very low policyholder behavior risk Mortality, Morbidity, Long term care (LTC), Bank-owned life insurance (BOLI) Lower policyholder behavior risk Fixed and indexed annuity business with: Higher guarantees (typically 3-4%) Surrender charges and/or market-value adjustment (MVA) provisions Higher policyholder behavior risk Fixed and indexed annuity business with: Little or no surrender charge protection Low guarantees and no MVA Variable annuities

Book Value Per Share (ex-AOCI)1 Demonstrated value from diversification of earnings sources and global platform Consistent book value growth over time, in a range of environments Investment strategy balances risk and return to weather cycles Balanced and consistent capital management approach INVESTOR DAY 2021 Total Return Growth2 1 Periods prior to 4Q06 not restated for 2012 DAC accounting change. Please refer to “Reconciliations of Non-GAAP Measures” in Appendix. 2 CAGR growth of book value per share ex-AOCI plus dividends. 3 Includes 1Q21, 2Q21, 3Q21. 10.2% CAGR3 10.6% CAGR3 10.9% CAGR3 6.5% CAGR3

Five-year financial targets excluding COVID-19 Opportunities Driving Financial Targets INVESTOR DAY 2021 Leverage creativity and expertise to create innovative products and structures that drive profitable growth Be partner of choice to enhance and scale innovation, capabilities, expertise, and capital Prioritize high-growth, capability-driven opportunities to accelerate scale and impact Strengthen operational performance to sustain and enhance our differentiated position Targets1 Adjusted Operating EPS Growth 7-9% Adjusted Operating ROE 9-11% 1 Targets through 2026 based on 2021 normalized earnings, which primarily excludes the effects of COVID-19 claim costs and is based on current U.S. GAAP. Adjusted operating EPS range is a compound annual growth rate. Adjusted operating ROE is an annual target. Increase in life insurance awareness Opportunities from regulatory, accounting, economic changes Demand for protection products and pension risk transfer solutions Streamlined underwriting Digital distribution Efficient capital solutions Industry Dynamics Market Opportunities

Long Duration Targeted Improvements (LDTI) INVESTOR DAY 2021 LDTI Impact Liability Calculation Best estimate assumptions Locked in discount rates for P&L Current discount rates for balance sheet Reduced earnings volatility from claims Increased earnings volatility from assumption updates Unlocking discount rate impact through AOCI DAC Calculation New calculation essentially amortizes DAC in a straight line No changes to expenses that can be capitalized No longer subject to recoverability testing or assumption updates In aggregate, DAC amortization pattern broadly similar to current U.S. GAAP, especially for traditional products Amortization is not necessarily faster or slower under the new standard with differences in outcomes based on a combination of factors including actual experience Market Risk Benefits Liabilities for annuity guarantees recorded at fair value Own credit adjustment recorded in AOCI Many of RGA’s annuity guarantee liabilities already recorded at fair value, begin recording own credit adjustment in AOCI Economics of the business remain unchanged Provides better insight into performance New disclosures provide additional transparency

Closing Remarks We have a differentiated and valuable global franchise We have the resources to manage through short-term events The resilience of our business has been proven Strong underlying earnings power is evident Industry dynamics are providing many opportunities We are well-positioned to deliver attractive financial returns for our shareholders Well-positioned to deliver long-term value INVESTOR DAY 2021 INVESTOR DAY 2021

APPENDIX

Ratings

Financial Strength Ratings[1]	S&P	A.M. Best	Moody's
RGA Reinsurance Company	**AA-** Very Strong	**A+** Superior	**A1** Good
RGA Americas Reinsurance Company, Ltd.	**AA-** Very Strong	**A+** Superior	
RGA Life Reinsurance Company of Canada	**AA-** Very Strong	**A+** Superior	
RGA Reinsurance Company of Australia Limited	**AA-** Very Strong		
RGA International Reinsurance Company dac	**AA-** Very Strong		
RGA Global Reinsurance Company, Ltd.	**AA-** Very Strong		
RGA Reinsurance Company (Barbados) Ltd.	**AA-** Very Strong		
RGA Atlantic Reinsurance Company Ltd.		**A+** Superior	
Omnilife Insurance Company Limited	**A+** Strong		

RGA Senior Debt Ratings[1]	
S&P	**A** Strong
A.M. Best	**a-** Strong
Moody's	**Baa1** Medium

[1] These ratings have been provided by Moody's, S&P, and A.M. Best. None of these ratings is a recommendation to buy, sell or hold securities. Each rating may be subject to revision or withdrawal at any time and should be evaluated independently of any other rating.

RGA | INVESTOR DAY 2021

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Reconciliations of Non-GAAP Measures INVESTOR DAY 2021

Reconciliations of Non-GAAP Measures INVESTOR DAY 2021

Reconciliations of Non-GAAP Measures INVESTOR DAY 2021

Reconciliations of Non-GAAP Measures INVESTOR DAY 2021

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